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                                                                    EXHIBIT 99.2

                     GEMSTAR-TV GUIDE INTERNATIONAL, INC.

            (formerly known as Gemstar International Group Limited)

                            A Delaware Corporation

                                    By-laws

                       ---------------------------------

                                   ARTICLE I

                                 STOCKHOLDERS

          Section 1.1  Annual Meeting.
                       ---------------

          An annual meeting of stockholders for the purpose of electing those directors whose term of office expires at such meeting and of transacting such other business as may properly come before it shall be held each year at such date, time, and place in the United States, either within or without the State of Delaware, as may be specified by the Board of Directors in the notice of meeting.

          Section 1.2  Special Meetings.
                       -----------------

          Except as otherwise provided in the terms of any class or series of preferred stock or unless otherwise provided by law, special meetings of stockholders of the Corporation, for any purpose or purposes, shall be called by the Secretary of the Corporation promptly (i) upon the written request of the holders of not less than a majority of the total voting power of the outstanding Voting Securities (as hereinafter defined) of the Corporation (such written request shall set forth the purpose or purposes for which the meeting is called, and in case of a special meeting called for the purpose of nominating directors of the Corporation, the information required by Section 1.9 hereof), or (ii) at the request of six of the twelve members of the Board of Directors then authorized. The Secretary of the Corporation shall immediately notify each member of the Board of Directors of the receipt of any such request. The term "Voting
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Securities" shall mean the Corporation's Common Stock, par value $.01 per share
("Common Stock"), and any class or series of preferred stock entitled to vote with the holders of Common Stock generally upon all matters which may be submitted to a vote of stockholders at any annual meeting or special meeting thereof. Special meetings of stockholders for any purpose or purposes may be held at such time and place in the United States either within or without the State of Delaware as may be stated in the notice of meeting.

          Section 1.3  Notice of Meetings.
                       -------------------

          Written notice of stockholders meetings, stating the place, date, and hour thereof, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given by the Chairman of the Board, the Chief Executive Officer (if different from the Chairman), any President and COO, any Vice President, the Secretary, or an Assistant Secretary, to each stockholder entitled to vote thereat at least ten days but not more than sixty days before the date of the meeting, unless a different period is prescribed by law or the Certificate of Incorporation of the Corporation, as amended from time to time (the "Certificate").

          Section 1.4  Notice of Nominations for the Election of Directors and
                       -------------------------------------------------------
the Proposal of Business.
-------------------------

          1.4.1  Annual Meetings of Stockholders.

          Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation's notice of meeting delivered pursuant to Section 1.3 of these By-laws, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation that has complied with all applicable requirements of Section 1.9 hereof.

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          1.4.2  Special Meetings of Stockholders.

          Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting pursuant to Section 1.3 of these By-laws. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (a) by or at the direction of the Board of Directors as provided in Section 2.4 hereof or (b) by any stockholder of the Corporation that has complied with all applicable requirements of Section 1.9 hereof.

          1.4.3  General.

               (a) Only persons who are nominated in accordance with the procedures set forth in these By-laws shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in these By-laws. Except as otherwise provided by law, the Certificate or these By-laws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in these By-laws and, if any proposed nomination or business is not in compliance with these By-laws, to declare that such defective proposal or nomination shall be disregarded.

               (b)  Notwithstanding the foregoing or the provisions of Section
1.9 of these By-laws, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder with respect to the matters set forth in this Section 1.4 or Section 1.9 of these By-laws. Nothing in these By-laws shall be deemed to affect any rights of stockholders to request

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inclusion of proposals in the Corporation's proxy statement pursuant to Rule
14a-8 under the Exchange Act.

          Section 1.5  Quorum.
                       -------

          Subject to the rights of the holders of any class or series of preferred stock and except as otherwise provided by law or in the Certificate or elsewhere in these By-laws, at any meeting of stockholders, the holders of a majority in total voting power of the outstanding shares of stock entitled to vote at the meeting shall be present or represented by proxy in order to constitute a quorum for the transaction of any business. In the absence of a quorum, the holders of a majority in total voting power of the shares that are present in person or by proxy or the chairman of the meeting may adjourn the meeting from time to time in the manner provided in Section 1.6 of these By-laws until a quorum shall attend.

          Section 1.6  Adjournment.
                       ------------

          Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the meeting is adjourned in a single adjournment for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

          Section 1.7  Calling of Meeting.
                       -------------------

          The Chairman of the Board or, in the absence of the Chairman, the Chief Executive Officer (if different from the Chairman) or, in the absence of the Chief Executive

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Officer, the designee of the Chairman (provided such designee is a member of the
Office of the Chief Executive or in their absence, a Vice President), shall call to order meetings of stockholders and shall act as chairman of such meetings.
The Board of Directors or, if the Board of Directors fails to act, the stockholders, may appoint any stockholder, director, or officer of the Corporation to act as chairman of any meeting in the absence of all of the foregoing officers.

          The Secretary shall act as secretary of all meetings of stockholders, but, in the absence of the Secretary, the chairman of the meeting may appoint any other person to act as secretary of the meeting.

          Section 1.8  Voting.
                       -------

          Subject to the rights of the holders of any class or series of preferred stock and except as otherwise provided by law, the Certificate or elsewhere in these By-laws and except for the election of directors, at any meeting duly called and held at which a quorum is present, the affirmative vote of a majority of the combined voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. At any meeting duly called and held for the election of directors at which a quorum is present, directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

          Section 1.9  Advance Notice; Nominations.
                       ----------------------------

          At an annual or special meeting of stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before a meeting, business must be: (a) specified in the notice of meeting (or any supplement thereto) given pursuant to Section 1.3 hereof or
(b) in the case of an annual meeting, (i)

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otherwise properly brought before the meeting by or at the direction of the
Board of Directors, or (ii) otherwise properly brought before the meeting by a stockholder of the Corporation. For business (other than the nomination of directors) to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. The Secretary shall immediately notify each member of the Board of Directors of the receipt of any such notice and the contents thereof. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation, not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business. Notwithstanding anything in these By-laws to the contrary, no business shall be conducted at any meeting except in accordance with the procedures set forth in these By-laws. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this By-law, and if he should so determine, he shall so declare to the meeting and any such

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business not properly brought before the meeting shall not be transacted, and if purported to be transacted shall be void.

          At each annual meeting of stockholders, the stockholders shall elect directors in accordance with the Certificate. Only persons who are nominated in accordance with the procedures set forth in this By-law shall be eligible for election as directors at an annual meeting or at a special meeting called for such purpose pursuant to Section 1.3 of these By-laws. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors pursuant to Section 2.4 hereof or by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this By-law. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. The Secretary of the Corporation shall immediately notify each member of the Board of Directors of the receipt of any such notice and the contents thereof. To be timely, a stockholder's notice of nomination in the case of an annual meeting or a special meeting called for the election of directors shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, and, provided, further, that in the case of a special meeting called at the request of a stockholder or stockholders nominating persons for election to the Board of Directors, the notice of nomination by the stockholder(s) requesting such

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meeting will be timely if received by the Corporation pursuant to Section 1.2 hereof. Such stockholder's notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director,
(i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation which are beneficially owned by such person, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such persons' written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and
(b) as to the stockholder giving the notice (i) the name and address, as they appear on the Corporation's books, of such stockholder and (ii) the class and number of shares of the Corporation which are beneficially owned by such stockholder. At the request of the Board of Directors any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this By-law. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these By-laws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. For purposes of this By-law, "public disclosure" shall mean disclosure in a press release reported by Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act.

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                                  ARTICLE II

                              BOARD OF DIRECTORS

          Section 2.1  Number and Term of Office.
                       --------------------------

               (a) The governing body of this Corporation shall be a Board of Directors. The Board of Directors shall be comprised of twelve (12) members, at least four of whom shall be "Independent Directors". For purposes of these By-laws, the term "Independent Director" means a person other than an officer or employee of the Corporation or its subsidiaries or any other individual having a relationship which, in the opinion of the GS Director Committee (as defined in Section 2.11(e)) in the case of a GS Independent Director, and in the opinion of the TVG Director Committee (as defined in Section 2.11(d)) in the case of a TVG Independent Director, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director (provided that in the event a designated Independent Director does not qualify under applicable securities exchange or securities association listing standards as an "independent director," then a new Independent Director shall be designated pursuant to the terms hereof to replace such director). The Board of Directors, by resolution adopted by the affirmative vote of at least nine of the twelve members of the Board of Directors then authorized, may increase or decrease the number of directors. Directors need not be stockholders of the Corporation. Effective with the filing of the Certificate of Merger of TV Guide, Inc. ("TVG") and G Acquisition Subsidiary Corp., a subsidiary of the Corporation (the "Effective Time"), the Board of Directors shall consist of six (6) directors who shall be persons designated by the Board of Directors of TVG prior to the Effective Time to serve on the Board of Directors of the Corporation (such directors, together with any person subsequently elected or appointed to the directorship previously held by any such director and any successor thereto in accordance with these By-laws, being herein referred to as the "TVG Directors"), two of whom shall be

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Independent Directors, and six (6) directors designated by the Board of
Directors of the Corporation prior to the Effective Time (such directors, together with any person subsequently elected or appointed to the directorship previously held by any such director and any successor thereto in accordance with these By-laws, being herein referred to as the "GS Directors"), two of whom shall be Independent Directors. Two of the TVG Directors who qualify as Independent Directors shall be designated the TVG Independent Directors (which term shall include any person subsequently elected or appointed to the directorship previously held by any such TVG Independent Director and any successor thereto who qualifies as an Independent Director). Two of the GS Directors who qualify as Independent Directors shall be designated the GS Independent Directors (which term shall include any person subsequently elected or appointed to the directorship previously held by any such GS Independent Director and any successor thereto who qualifies as an Independent Director). No class or series of preferred stock shall be entitled to elect any additional directors, although the terms of any class or series of preferred stock may provide that the shares of such class or series are entitled to vote in elections of directors.

               (b)  The Board of Directors shall be divided into three classes:
Class I, Class II and Class III. Each class of directors shall consist of a number of directors equal as nearly as practicable to one-third of the then authorized number of members of the Board of Directors. The initial term of office of the Class I Directors shall expire at the annual meeting of stockholders in 2003; the initial term of office of the Class II Directors shall expire at the annual meeting of stockholders in 2002; and the initial term of office of the Class III Directors shall expire at the annual meeting of stockholders in 2001. At each annual meeting of stockholders of the Corporation, the successors of that class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the

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third year following the year of such election. The directors of each class will hold office until their respective death, resignation or removal and until their respective successors are elected and qualified. At the Effective Time, two of the six TVG Directors will be Class I Directors, two will be Class II Directors and two will be Class III Directors. At the Effective Time, the remaining two Class I Directors, two Class II Directors and two Class III Directors will be GS Directors. The class into which each director shall initially be placed shall, in the case of the TVG Directors, be determined by the Board of Directors of TVG prior to the Effective Time and shall, in the case of the GS Directors, be determined by the Board of Directors of the Corporation prior to the Effective Time.

          Section 2.2  Resignations.
                       -------------

          Any director of the Corporation, or any member of any committee, may resign at any time by giving written notice to the Board of Directors and the Chairman of the Board. Any such resignation shall take effect at the time specified therein or, if the time be not specified therein, then upon receipt thereof. The acceptance of such resignation shall not be necessary to make it effective unless otherwise stated therein.

          Section 2.3  Removal of Directors.
                       ---------------------

          Directors may be removed from office with or without cause upon the affirmative vote of holders of not less than 66-2/3% of the total voting power of the then outstanding Voting Securities (as defined in Section 1.2), voting together as a single class at a meeting specifically called for such purpose.

          Section 2.4  Newly Created Directorships, Vacancies and Nominees.
                       ----------------------------------------------------

          Vacancies on the Board of Directors resulting from death, resignation, removal, disqualification or other cause shall be filled, and nominees for directors in the case of expiration

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of a director's term shall be made, by the majority vote of the directors present and voting at a meeting of the Board of Directors duly called and held at which a quorum is present, or by unanimous written consent of the directors; provided, however, that until the later of the expiration of the Specified Period (as defined in Section 2.5 of these By-laws) and the fifth anniversary of the Effective Time, if such vacancy resulted from the death, resignation, removal, disqualification or other cause, or if the directorship expiring is that, of (i) a TVG Director, then the power to fill such vacancy or make such nomination shall be vested in the TVG Director Committee, or (ii) a GS Director, then the power to fill such vacancy or make such nomination shall be vested in the GS Director Committee. Newly created directorships resulting from any increase in the number of directors on the Board of Directors, shall be filled solely by the affirmative vote of not less than nine of the twelve members of the Board of Directors then authorized. Any director appointed in accordance with either of the two preceding sentences shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred or to which the new directorship is apportioned, and until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

          Section 2.5  Chairman of the Board.
                       ----------------------

          The Chairman of the Board of Directors shall be elected from among the members of the Board of Directors and shall perform the duties provided in these By-laws and such other duties as may from time to time be assigned to the Chairman by the Board of Directors. As of the Effective Time and during the Specified Period (as defined below) the Chairman of the Board shall be appointed by the GS Director Committee, but shall be Henry Yuen so long as he is a GS Director. Upon the expiration of the Specified Period, the person

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who immediately prior thereto was Chairman of the Board shall thereupon cease to be Chairman of the Board, and from and after such time until (but not including) the third annual Board of Directors' meeting following (i) the expiration of the Specified Period or, if later, (ii) the fifth anniversary of the Effective Time, the Chairman of the Board shall be elected by majority vote or unanimous written consent of the TVG Directors. Following the expiration of the last of the Specified Period and the period referred to in the immediately preceding sentence (such periods, collectively, the "Specified Chairman Selection Periods"), the directors shall select one of their members to be Chairman of the Board of Directors. The term "Specified Period" as used in these By-laws means the period beginning on the Effective Date and ending on the first to occur of
(i) the fifth anniversary of the Effective Time and (ii) such date as Henry Yuen ceases to be Chief Executive Officer of the Corporation.

          Section 2.6  Meetings.
                       ---------

          The annual meeting of the Board of Directors, for the election of officers and the transaction of such other business as may come before the meeting, shall be held without notice at the same place as, and immediately following, the annual meeting of the stockholders. Regular meetings of the Board of Directors (including such annual meeting) shall be held not less frequently than quarterly, at 10:00 a.m. local time on the last business day of each calendar quarter, at the executive offices of the Corporation or at such other time and place as shall be determined from time to time by the Board of Directors. Notice of each regular meeting shall be furnished in writing to each member of the Board of Directors not less than five business days in advance of said meeting, unless such notice requirement is waived in writing by each member.

          Special meetings of the Board of Directors shall be held at such time and place within the United States as shall be designated in the notice of the meeting. Special meetings of

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the Board of Directors may be called by the Chairman of the Board and shall be called by the Secretary of the Corporation upon the written request of not less than six of the twelve members of the Board of Directors then authorized.

          Section 2.7  Notice of Special Meetings.
                       ---------------------------

          The Secretary, or in his or her absence or failure to give such notice any other officer of the Corporation, shall give each director notice of the time and place of holding of special meetings of the Board of Directors by overnight courier, or by telegram, cable, facsimile transmission, or personal service at least three business days before the meeting unless such notice requirement is waived in writing by each member. Unless otherwise stated in the notice thereof, any and all business may be transacted at any meeting without specification of such business in the notice.

          Section 2.8  Quorum and Organization of Meetings.
                       ------------------------------------

          Except as provided in the immediately following sentence, a majority of the total number of members of the Board of Directors as constituted from time to time shall constitute a quorum for the transaction of business, but, if at any meeting of the Board of Directors (whether or not adjourned from a previous meeting) there shall be less than a quorum present, a majority of those present may adjourn the meeting to another time and place, and the meeting may be held as adjourned without further notice or waiver. Notwithstanding the foregoing, the presence of six of the twelve members of the Board of Directors then authorized will constitute a quorum for the transaction of business at a meeting of the Board if (i) such meeting was duly called pursuant to these By-laws and (ii) either all of the TVG Directors or all of the GS Directors fail to attend such meeting. Except as otherwise required by law or provided by the Certificate or these By-laws, directors present at any meeting at which a quorum is present for the transaction of

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business may by majority vote decide any question brought before such meeting
(other than any Fundamental Decision (as defined below)). Except as otherwise required by law or provided by the Certificate or these By-laws, in the event of a tie vote of the Board of Directors on any matter that is presented to the Board of Directors for its approval (but excluding any matter delegated by these By-laws or the Board of Directors to the Compensation Committee, the Audit Committee or the Special Committee (as defined below) for determination), the Tie-breaking Committee during the Specified Period only, and thereafter the TVG Director Committee during the remainder of the Specified Chairman Selection Periods (as defined in Section 2.5 of these By-laws) only, shall have the exclusive power to approve or disapprove the specific proposal with respect to which the vote was tied. Notwithstanding anything to the contrary contained in this Section 2.8, if the Specified Period expires prior to the fifth anniversary of the Effective Time solely as the result of the termination of Henry Yuen's employment as Chief Executive Officer of the Corporation pursuant to the terms of his employment agreement with the Corporation because of his death or disability, then during the period from such expiration of the Specified Period to the fifth anniversary of the Effective Time (the "Suspension Period"), no committee of directors will have the power to approve or disapprove any proposal with respect to which the directors' votes are tied. The power of the Tie-breaking Committee or the TVG Director Committee, as applicable, to resolve a tie vote as described in this By-law shall not in any event apply to any matter listed on Schedule I to these By-laws (each, a "Fundamental Board Decision") or to any matter requiring the approval of stockholders by a supermajority vote as provided in the Certificate (each, a "Fundamental Stockholder Decision" and, together with the Fundamental Board Decisions, the "Fundamental Decisions"). No action may be taken by the Corporation or any of its subsidiaries with respect to any matter that constitutes a Fundamental

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Decision without the prior approval of not less than seven of the twelve members of the Board of Directors then authorized (or such greater number of directors or percentage of the entire Board as may be specified elsewhere in these By-laws or the Certificate) at a meeting of the Board duly called and held or the unanimous written consent of the Board. Meetings shall be presided over by the Chairman of the Board or in his or her absence, the Chief Executive Officer (if different from the Chairman), or in his or her absence, by his or her designee (provided such designee is a member of the Office of the Chief Executive). The Board of Directors shall keep written minutes of its meetings. The Secretary of the Corporation shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

          Section 2.9  Indemnification.
                       ----------------

          The Corporation shall indemnify members of the Board of Directors and officers of the Corporation and their respective heirs, personal representatives and successors in interest for or on account of any action performed on behalf of the Corporation, to the fullest extent provided by the laws of the State of Delaware and the Certificate, as now or hereafter in effect.

          Section 2.10  Executive Committee of the Board of Directors.
                        ----------------------------------------------

          There shall be an executive committee of the Board of Directors, to be comprised of four directors, except as otherwise provided below. As of the Effective Time, the Executive Committee shall consist of each of the following who are directors: the Chief Executive Officer (or, except during the Suspension Period, if any, if the Chief Executive Officer is not a director, the Chairman of the Board), the Chief Financial Officer and two of the TVG Directors designated by TVG prior to the Effective Time; provided, however, that during the Specified Period (as defined in Section 2.5 of these By-laws), if the Chief Financial Officer is not a GS

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Director, then the Chief Financial Officer shall not be a member of the
Executive Committee and a GS Director designated by the GS Director Committee shall be a member of the Executive Committee. During the Specified Period, the Tie-breaking Committee will have the power to resolve any tie vote in the event of a tie vote by the members of the Executive Committee on any matter properly presented to the Executive Committee for determination. Thereafter during the remainder of the Specified Chairman Selection Periods (as defined in Section 2.5 of these By-laws), the TVG Director Committee will have the right to resolve such tie vote. Notwithstanding anything to the contrary contained in this
Section 2.10, during the Suspension Period (as defined in Section 2.8 of these Bylaws), if any, no committee shall have the power to resolve a tie vote of the Executive Committee. The TVG Director Committee shall have the exclusive power to replace the TVG Directors on the Executive Committee and the two TVG Directors on the Executive Committee shall abstain from any vote thereon. Subject to the limitations of the laws of the State of Delaware and except as otherwise provided in the Certificate or these By-laws, the Executive Committee shall have such duties and powers relating to the management of the business and affairs of the Corporation as may be delegated to it from time to time by the affirmative vote of seven of the twelve members of the Board of Directors then authorized; provided, however, that (i) during the Specified Chairman Selection Periods the Executive Committee shall have all powers of the Board of Directors with respect to matters related to the operations of the Corporation and its subsidiaries between Board meetings, except as otherwise determined by the Board of Directors or delegated to the Compensation Committee, the Special Committee or the Audit Committee pursuant to these By-laws or otherwise, or delegated by the Board to a different committee, and (ii) in the absence of a Chief Executive Officer during the Suspension Period, if any, the Executive Committee as then constituted shall have and perform

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

the powers of the Chief Executive Officer. No matter that constitutes a Fundamental Decision shall be, in any event, within the power of the Executive Committee to determine. Notwithstanding the foregoing, the Executive Committee will not have decision-making authority with respect to any of the following matters and only the Board of Directors shall have authority to decide such matters: (1) any acquisition by the Corporation or any person controlled by the Corporation of any business or assets if the amount involved exceeds $25 million, (2) any sale, lease, exchange or other disposition, pledge or encumbrance of any assets (including any interest or participation in any person) or of all or a part of any business of the Corporation or any person controlled by the Corporation if the amount involved exceeds $25 million, and
(3) the incurrence by the Corporation or any person controlled by the Corporation of indebtedness in excess of $50 million in any fiscal year. The Executive Committee shall act by the affirmative vote of a majority of the members of such committee that are present at any duly called meeting of the Executive Committee at which a quorum for the transaction of business is present (except as provided above with respect to tie votes) or by unanimous written consent. The presence of at least fifty percent of the members of the Executive Committee at any duly called meeting held in the United States will constitute a quorum for the transaction of business at such meeting. From the Effective Time and until the expiration of the Specified Period, only the Chief Executive Officer may call a meeting of the Executive Committee; thereafter, unless a majority of the members of the Executive Committee otherwise determine, either the Chief Executive Officer (or, if applicable, the Chairman of the Board) or any two members of the Executive Committee may call a meeting of the Executive Committee. The Chief Executive Officer (or, if applicable, the Chairman of the Board) will be the chairman of the Executive Committee; provided, however, that in the absence of a Chief Executive Officer during the Suspension Period, if any, the chairman of the Executive Committee shall be selected by majority vote of the remaining members of the Executive Committee. The Executive Committee shall keep minutes of its meetings and shall report promptly after each of its meetings to the Board of Directors so as to keep the Board of Directors sufficiently apprised of the Executive Committee's meetings, actions and activities, and shall be responsible to the Board of Directors for the conduct of the enterprises and affairs entrusted to it.

          Section 2.11  Other Committees of the Board of Directors.
                        -------------------------------------------

               (a) Compensation Committee. There shall be a compensation committee of the Board of Directors. Subject to the limitations of the laws of the State of Delaware and except as otherwise provided in the Certificate or these By-laws, the Compensation Committee will have the power to make all decisions (other than any Fundamental Decision) with respect to the compensation and the terms of employment of any executive officer of the Corporation or any of its subsidiaries, or any other officer or employee of the Corporation or any of its subsidiaries, and will have such other powers as may be delegated by the Board to the Compensation Committee thereafter. Notwithstanding the foregoing, unless and until otherwise determined by the affirmative vote of not less than seven of the twelve members of the Board of Directors then authorized, the Compensation Committee's authority to grant stock options, stock appreciation rights, restricted stock awards or other stock based compensation or otherwise to obligate the Corporation to issue any equity security pursuant to a compensation plan or otherwise (collectively, "Compensatory Awards"), shall be limited, on a cumulative basis from the Effective Time, to an aggregate number of shares of Common Stock equal to the product of the total number of shares of Common Stock outstanding on a fully diluted basis immediately following the Effective Time (the "Fully Diluted Share Number") times two percent (2%) (the "Available Stock Number"). Further, not more than 1% of the Fully Diluted Share Number may be granted, awarded or issued in the aggregate to officers of the Corporation or any person controlled by the Corporation who directly report to the Chief Executive Officer, and any such grant, award or issuance shall reduce the Available Stock Number. If a Compensatory Award that reduced the Available Stock Number thereafter expires unexercised or otherwise terminates without a payment in cash, stock, property or otherwise, the shares of Common Stock subject to the unexercised or terminated portion of such Compensatory Award shall be added back to the Available Stock Number. All numbers of shares calculated in accordance with this paragraph shall be appropriately adjusted on a consistent basis for stock-splits, stock dividends, stock combinations and similar events following the Effective Time. The adoption or amendment of any stock option, stock appreciation rights or other stock incentive plan for the Corporation or any person controlled by the Corporation shall be subject to the approval of the Board of Directors.

          The members of the Compensation Committee will be two Independent Directors selected by the GS Director Committee; two Independent Directors selected by the TVG Director Committee and the Chief Executive Officer (or, except during the Suspension Period, if any, if the Chief Executive Officer is not a director, the Chairman of the Board). The Compensation Committee shall act by the affirmative vote of a majority of all of the members of the Compensation Committee or by unanimous written consent. The Chief Executive Officer (or, if applicable, the Chairman of the Board) will be the chairman of the Compensation Committee; provided, however, that in the absence of a Chief Executive Officer during the Suspension Period, if any, the chairman of the Compensation Committee shall be selected by majority vote of the remaining members of the Compensation Committee. Any member of the

Compensation Committee who is an employee of the Corporation or its subsidiaries will not be present during the deliberations with respect to, and shall abstain from and not be present during any vote on, matters related to such employee's own compensation or Compensatory Awards. The Compensation Committee shall keep minutes of its meetings and shall report to the Board of Directors promptly after each of its meetings so as to keep the Board of Directors sufficiently apprised of the Compensation Committee's meetings, actions and activities.

               (b) Special Committee. There shall be a separate committee of the Board of Directors, which, subject to the limitations of the laws of the State of Delaware and except as otherwise provided in the Certificate or these By-laws, will have the exclusive power to determine matters (other than any Fundamental Decision) related to the relationship with and among Service Providers (as defined in the letter agreement, dated as of October 4, 1999, between Gemstar International Group Limited and TV Guide, Inc. (the "Letter Agreement")) (the "Special Committee"). The approval of the Special Committee shall be required for the adoption of a Standard Form of Service Provider Agreement (other than one that contains only terms consistent with or more favorable to Service Providers than the terms set forth on a schedule to the Letter Agreement (the "Standard Terms")), for any proposed offer to or agreement with a Service Provider that is less favorable to such Service Provider than such Standard Form or the Standard Terms and for any proposed change in or adoption of a new Standard Form of Service Provider Agreement or set of "Standard Terms" unless the same is more favorable to Service Providers. The Special Committee will include the Chief Executive Officer (or, except during the Suspension Period, if any, if the Chief Executive Officer is not a director, the Chairman of the Board), and, as of the Effective Time, two of the TVG Directors designated by TVG prior to the Effective Time. The TVG Director Committee shall have the exclusive power to replace the TVG Directors on the Special Committee and the two TVG Directors on the Special Committee shall abstain from any vote thereon. The Special Committee shall act by the affirmative vote of a majority of all of the members of the Special Committee or by unanimous written consent. The Special Committee shall keep minutes of its meetings and shall report promptly to the Board of Directors after its meetings so as to keep the Board of Directors sufficiently apprised of the Special Committee's meetings, actions and activities.

               (c) Audit Committee. There shall be an audit committee of the Board of Directors. The members of the Audit Committee will be the Chief Financial Officer, one GS Independent Director and the two TVG Independent Directors. Subject to the limitations of the laws of the State of Delaware and except as otherwise provided in the Certificate or these By-laws, the Audit Committee will have all powers normally accorded to the audit committee of a U.S. public company, other than with respect to any Fundamental Decision. The Audit Committee shall act by the affirmative vote of a majority of all members of the Audit Committee or by unanimous written consent. The Audit Committee shall keep minutes of its meetings, shall report to the Board of Directors promptly after each of its meetings so as to keep the Board of Directors sufficiently apprised of the Audit Committee's meetings, actions, and activities, and shall be responsible to the Board of Directors for the conduct of the matters entrusted to it.

               (d) TVG Director Committee. There shall be a committee of the Board to be comprised of all of the TVG Directors other than any TVG Independent Director (the "TVG Director Committee"). The TVG Director Committee shall have the powers and duties conferred upon it by these By-laws. The TVG Director Committee shall act by the affirmative vote of a majority of all members of such committee or by unanimous written consent. The TVG Director Committee shall report promptly to the Board of Directors after each meeting so as to keep the Board of Directors sufficiently apprised of such committee's meetings, actions and activities. During the Specified Chairman Selection Periods, the Board of Directors may dissolve the TVG Director Committee or alter or modify, in any manner, its duties or composition (i.e., type of director) only with the affirmative vote of not less than 10 of the 12 members of the Board of Directors then authorized.

               (e) GS Director Committee. There shall be a committee of the Board to be comprised of all of the GS Directors other than any GS Independent Director (the "GS Director Committee"). The GS Director Committee shall have the powers and duties conferred upon it by these By-laws. The GS Director Committee shall act by the affirmative vote of a majority of all of its members or by unanimous written consent. The GS Director Committee shall report promptly to the Board of Directors after each meeting so as to keep the Board of Directors sufficiently apprised of such committee's meetings, actions, and activities. During the Specified Period, the Board of Directors may dissolve the GS Director Committee or alter or modify, in any manner, its duties or composition (i.e., type of director) only with the affirmative vote of not less than 10 of the 12 members of the Board of Directors then authorized; provided that if the Specified Period should terminate as a result of the death or disability of Henry Yuen, then, until the fifth anniversary of the Effective Time, the Board of Directors may dissolve the GS Director Committee or alter or modify, in any manner, its duties or composition (i.e., type of director) only with the affirmative vote of not less than 9 of the 12 members of the Board of Directors then authorized.

               (f) Tie-breaking Committee. During the Specified Period, there shall be a Tie-breaking Committee to be comprised of the Chairman of the Board. The Tie-breaking Committee shall have the powers and duties conferred upon it by these By-laws. The Tie-breaking Committee shall act by the affirmative vote of its sole member or the written consent thereof. The Tie-breaking Committee shall report promptly to the Board of Directors after each meeting so as to keep the Board of Directors sufficiently apprised of such committee's meetings, actions and activities. During the Specified Period, the Board of Directors shall not dissolve the Tie-breaking Committee or alter or modify, in any manner, its duties or composition.

               (g) Other Committees. The Board of Directors may by resolution establish other committees in addition to the Executive Committee, Compensation Committee, Special Committee, Audit Committee, TVG Director Committee, GS Director Committee and Tie-breaking Committee and shall specify with particularity the powers and duties of any such committee. Subject to the limitations of the laws of the State of Delaware and, except as provided in the Certificate or these By-laws, any such committee shall exercise all powers and authority specifically granted to it by unanimous vote of the entire Board of Directors. Such committees shall serve at the pleasure of the Board of Directors; keep minutes of their meetings; and have such names as the Board of Directors by resolution may determine and shall be responsible to the Board of Directors for the conduct of the enterprises and affairs entrusted to them. The Board of Directors at any time may remove, with or without cause, any members of any such other committee and may, with or without cause, disband any such other committee.

          Section 2.12  Committees Generally.
                        ---------------------

          Subject to any requirements of these By-laws, each committee that may be established by the Board of Directors pursuant to these By-laws may fix its own rules and procedures. Notice of meetings of committees, other than of regular meetings provided for by such rules, shall be given to committee members at least one business day (and not less than 24 hours in advance of the scheduled time of the meeting) prior to any such meeting to be held at any office of the Corporation located in the continental United States. Longer notice periods shall be provided for meetings at other locations.

          Section 2.13  Directors' Compensation.
                        ------------------------

          Directors shall receive such compensation for attendance at any meetings of the Board and any expenses incidental to the performance of their duties, as the Board of Directors shall determine by resolution. Such compensation may be in addition to any compensation received by the members of the Board of Directors in any other capacity.

          Section 2.14  Action Without Meeting.
                        -----------------------

          Nothing contained in these By-laws shall be deemed to restrict the power of members of the Board of Directors or any committee designated by the Board to take any action required or permitted to be taken by them without a meeting.

          Section 2.15  Telephone Meetings.
                        -------------------

          Nothing contained in these By-laws shall be deemed to restrict the power of members of the Board of Directors, or any committee designated by the Board of Directors, to participate in a meeting of the Board of Directors, or committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

                                  ARTICLE III

                                   OFFICERS

          Section 3.1  Executive Officers.
                       -------------------

          The officers of the Corporation shall be a Chairman of the Board, a Chief Executive Officer, two or more Presidents and Chief Operating Officers, a Chief Financial Officer, a General Counsel, who may be an Executive Vice President, one or more Vice Presidents, and a Secretary, each of whom shall be elected by the Board of Directors, and such other officers, including a Treasurer and a Controller, as may from time to time be determined by the Board of Directors and elected or appointed by the Board of Directors. A person may hold more than one of the foregoing offices and during the Specified Period, the Chairman of the Board and the Chief Executive Officer will be the same person. Subject to Section 3.3, other than the Chief Executive Officer whose term is specified in Section 3.2(b) hereof, each officer shall hold office until the first meeting of the Board of Directors following the next annual meeting of stockholders following their respective election.

          Section 3.2  Powers and Duties of Officers.
                       ------------------------------

          The officers of the Corporation shall have the authority and shall exercise the powers and perform the duties specified below, and as may be additionally specified by the Board of Directors or these By-laws (and in all cases where the duties of any officer are not prescribed by the By-laws or the Board of Directors, such officer shall follow the orders and instructions of the Chief Executive Officer), except that in any event each officer shall exercise such powers and perform such duties as may be required by law:

               (a) Chairman of the Board. The Chairman of the Board shall preside at all meetings of the stockholders and the Board of Directors of the Corporation and shall have and may exercise all such powers and perform such other duties as are provided in these By-laws to be exercised or performed by the Chairman and as may be assigned to the Chairman from time to time by the Board of Directors. The Chairman of the Board shall be designated as set forth in Section 2.5 hereof.

               (b) Chief Executive Officer. The Chief Executive Officer shall, subject to the direction and supervision of the Board of Directors, (i) have general and active control of the Corporation's affairs and business and general supervision of its officers, agents and employees; (ii) in the absence of the Chairman of the Board (provided that the Chief Executive Officer does not hold such position), preside at all meetings of the stockholders and the Board of Directors; (iii) see that all orders and resolutions of the Board of Directors are carried into effect; and (iv) perform all other duties incident to the office of Chief Executive Officer and as from time to time may be assigned to the Chief Executive Officer by the Board of Directors. Unless otherwise authorized and directed by the Board of Directors or provided in these By-laws, only the Chief Executive Officer or his or her designee (provided such designee is a member of the Office of the Chief Executive) shall execute on behalf of the Corporation all material contracts which implement policies established by the Board of Directors. Henry C. Yuen shall be the Chief Executive Officer of the Corporation until the fifth anniversary of the Effective Time, unless he earlier dies or resigns or his employment is terminated for disability as permitted by, or for "cause" within the meaning of, his employment agreement as in effect immediately following the Effective Time. If so determined by the affirmative vote of seven of the twelve members of the Board of Directors then authorized (with Mr. Yuen abstaining from the vote), Mr. Yuen's tenure as Chief Executive Officer may be extended from time to time thereafter.

               (c) President and Chief Operating Officer. Each President and Chief Operating Officer shall, subject to the direction and supervision of the Board of Directors and the Chief Executive Officer, perform all duties incident to the office of President and Chief Operating Officer as from time to time may be assigned to him or her by the Board of Directors or the Chief Executive Officer. At the request of the Chief Executive Officer or, except as otherwise provided in Section 2.10, in the event of his disability, legal incapacity or refusal to act, at the request of the Board of Directors, a President and Chief Operating Officer shall perform the duties of the Chief Executive Officer in his capacity as an officer of the Corporation, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the Chief Executive Officer in his capacity as an officer of the Corporation. Each President and Chief Operating Officer shall report to the Chief Executive Officer of the Corporation.

               (d) Office of the Chief Executive. There shall be an Office of the Chief Executive, comprised of the Chief Executive Officer of the Corporation and the Presidents and Chief Operating Officers of the Corporation, each of whom shall also be chairman and chief executive officer of certain of the Corporation's business units.

               (e) Executive Vice President; General Counsel. The Executive Vice President and General Counsel shall be responsible for the legal affairs of the Corporation and shall have such additional powers and perform such additional duties as may be assigned to him or her by the Chief Executive Officer or by the Board of Directors.

               (f) Vice President. The Vice President, if any (or if there is more than one, then each Vice President), shall assist the Chief Executive Officer and the Presidents and Chief Operating Officers and shall perform such duties as may be assigned to the Vice President by the Chief Executive Officer or by the Board of Directors. Assistant vice presidents, if any, shall have the powers and perform the duties as may be assigned to them by the Chief Executive Officer or by the Board of Directors.

               (g) Chief Financial Officer; Treasurer. The Chief Financial Officer or, in the absence of a Chief Financial Officer, the Treasurer shall: (i) be the principal financial officer of the Corporation and have the care and custody of all funds, securities, evidences of indebtedness and other personal property of the Corporation and deposit the same in accordance with the instructions of the Board of Directors; (ii) unless assigned to the Controller, receive and give receipts and acquittance for moneys paid in on account of the Corporation, and pay out of the funds on hand all bills, payrolls and other debts of the Corporation of whatever nature upon maturity; (iii) unless there is a Controller, be the principal accounting officer of the Corporation and as such prescribe and maintain the methods and systems of accounting to be followed, keep complete books and records of account, prepare and file all local, state and federal tax returns, prescribe and maintain an adequate system of internal audit and prepare and furnish to the Chief Executive Officer, the Audit Committee and the Board of Directors statements of account showing the financial position of the Corporation and the results of its operations; (iv) upon request of the Board of Directors or the Audit Committee, make such reports to it as may be required at any time; and (v) perform all other duties incident to such office and such other duties as from time to time may be assigned to the Chief Financial Officer by the Board of Directors or the Chief Executive Officer. The Chief Financial Officer and the Treasurer shall report to the Chief Executive Officer. Assistant treasurers, if any, shall have the same powers and duties, subject to the supervision of the Chief Financial Officer or Treasurer. If there is no Chief Financial Officer or Treasurer, these duties shall be performed by the Secretary or the Chief Executive Officer or other person appointed by the Board of Directors.

               (h) Secretary. The Secretary shall: (i) keep the minutes of the proceedings of the stockholders, the Board of Directors and any committees of the Board of Directors, which shall at all reasonable times be open to the examination of any director; (ii) see that all notices are duly given in accordance with the provisions of these By-laws or as required by law; (iii) be custodian of the corporate records, which shall at all reasonable times be open to the examination of any director, and of the seal of the Corporation; (iv) keep at the Corporation's registered office or principal place of business a record containing the names and addresses of all stockholders and the number and class of shares held by each, unless such a record shall be kept at the office of the Corporation's transfer agent or registrar; (v) have general charge of the stock books of the Corporation, unless the Corporation has a transfer agent; and (vi) in general, perform all other duties incident to the office of Secretary, including certifying the record of proceedings of the meetings of the stockholders or of the Board of Directors or resolutions adopted at such meetings, signing or attesting certificates, statements or reports required to be filed with governmental bodies or officials, signing acknowledgments of instruments, and performing such other duties as from time to time may be assigned to the Secretary by the Board of Directors, the Chief Executive Officer or any President and Chief Operating Officer. The Secretary shall report to the Chief Executive Officer. Assistant secretaries, if any, shall have the same duties and powers, subject to supervision by the Secretary.

               (i) Surety Bonds. The Board of Directors may require any officer or agent of the Corporation to execute to the Corporation a bond in such sums and with such sureties as shall be satisfactory to the Board of Directors, conditioned upon the faithful performance of his duties and for the restoration to the Corporation of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

               (j) Budget. At the regular meeting of the Board of Directors, occurring during the third calendar quarter in any calendar year, the Chief Executive Officer shall present to the Board of Directors for its approval a draft budget for the Corporation's ensuing fiscal year. The budget shall contain information customarily included for corporations having a size and type of business similar to that of the Corporation (the "Draft Budget"). If the Draft Budget is approved by the Board of Directors, then the Draft Budget shall be the budget for the

Corporations' next succeeding fiscal year (the "Budget"). If the Draft Budget is not so approved by the Board of Directors, then the Draft Budget shall be amended by the Chief Executive Officer to reflect any changes requested by the Board of Directors and shall be presented, together with all such amendments, to the Board of Directors for its approval at the last regular meeting of the Board of Directors in such calendar year. Upon the approval by the Board of Directors of such amended Draft Budget, such budget shall be the Budget.

          Section 3.3  Resignations; Removals.
                       -----------------------

               (a) Any officer of the Corporation may resign at any time, subject to any rights or obligations under any then existing contracts between such officer and the Corporation, by giving written notice to the Board of Directors, the Chairman of the Board, the Chief Executive Officer, any member of the Office of the Chief Executive or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein or, if the time be not specified therein, then upon receipt thereof. The acceptance of such resignation shall not be necessary to make it effective unless otherwise stated therein.

               (b) Except as otherwise set forth herein, the Board of Directors, by a vote of not less than seven of the twelve members of the Board of Directors then authorized at any meeting thereof, or by unanimous written consent, at any time, may, to the extent permitted by law, remove with or without cause from office or terminate the employment of any officer, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

               (c) Any vacancy in the office of any officer through death, resignation, removal, disqualification, or other cause may be filled at any time by the Board of Directors or, if such officer was appointed by the Chief Executive Officer and is not a President and Chief Operating Officer, the Chief Financial Officer or the Secretary, then by the Chief Executive Officer.

          Section 3.4  Proxies.
                       --------

          Unless otherwise provided in the Certificate or directed by the Board of Directors, the Chairman of the Board, the Chief Executive Officer (if different from the Chairman) and, with respect to the subsidiaries of the division or corporation for which they are responsible, any other member of the Office of the Chief Executive, or their respective designees, shall have full power and authority on behalf of the Corporation to attend and to vote upon all matters and resolutions at any meeting of stockholders of any corporation in which this Corporation may hold stock, and may exercise on behalf of this Corporation any and all of the rights and powers incident to the ownership of such stock at any such meeting, whether regular or special, and at all adjournments thereof, and shall have power and authority to execute and deliver proxies and consents on behalf of this Corporation in connection with the exercise by this Corporation of the rights and powers incident to the ownership of such stock, with full power of substitution or revocation.

                                  ARTICLE IV

                                 CAPITAL STOCK

          Section 4.1  Stock Certificates.
                       -------------------

          Each stockholder of the Corporation shall be entitled to a certificate certifying the class and number of shares represented thereby and in such form, not inconsistent with the law of the State of Delaware or the Certificate, as the Board of Directors may from time to time prescribe.

          The certificates of stock shall be signed by the Chairman of the Board, the Chief Executive Officer (if different from the Chairman) or any other member of the Office of the Chief Executive and by the Secretary or the Chief Financial Officer, and sealed with the seal of the Corporation. Such seal may be a facsimile, engraved or printed. Where any certificate is manually signed by a transfer agent or by a registrar, the signatures of any officers upon such certificate may be facsimiles, engraved or printed. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon any certificate shall have ceased to be such before the certificate is issued, it may be issued by the Corporation with the same effect as if such officer, transfer agent or registrar had not ceased to be such at the time of its issue.

          Section 4.2  Transfer of Shares.
                       -------------------

          (a) Shares of the capital stock of the Corporation may be transferred on the books of the Corporation only by the holder of such shares or by his duly authorized attorney, upon the surrender to the Corporation or its transfer agent of the certificate representing such stock properly endorsed.

          (b) The person in whose name shares of stock stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes, and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

          Section 4.3  Lost Certificates.
                       ------------------

          The Board of Directors or any transfer agent of the Corporation may direct a new certificate or certificates representing stock of the Corporation to be issued in place of any certificate or certificates theretofore issued by the Corporation, alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen, or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors (or any transfer agent of the Corporation authorized to do so by a resolution of the Board of Directors) may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to give the Corporation a bond in such sum as the Board of Directors (or any transfer agent so authorized) shall direct to indemnify the Corporation against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed or the issuance of such new certificates, and such requirement may be general or confined to specific instances.

          Section 4.4  Transfer Agent and Registrar.
                       -----------------------------

          The Board of Directors may appoint one or more transfer agents and one or more registrars and may require all certificates for shares to bear the manual or facsimile signature or signatures of any of them.

          Section 4.5  Regulations.
                       ------------

          The Board of Directors shall have power and authority to make all such rules and regulations as it may deem expedient concerning the issue, transfer, registration, cancellation, and replacement of certificates representing stock of the Corporation.

                                   ARTICLE V

                              GENERAL PROVISIONS

          Section 5.1  Offices.
                       --------

          The Corporation shall maintain a registered office in the State of Delaware as required by law. The Corporation may also have offices in such other places, either within or without the State of Delaware, as the Board of Directors may from time to time designate or as the business of the Corporation may require.

          Section 5.2  Corporate Seal.
                       ---------------

          The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization, and the words "Corporate Seal" and "Delaware".

          Section 5.3  Fiscal Year.
                       ------------

          The fiscal year of the Corporation shall end on March 31 of each calendar year.

          Section 5.4  Notices and Waivers Thereof.
                       ----------------------------

          Whenever any notice whatever is required by law, the Certificate or these By-laws to be given to any stockholder, director or officer, such notice, except as otherwise provided by law, may be given personally, or, in the case of stockholders, by mail, or, in the case of directors or officers, by telegram, cable or facsimile transmission, addressed to such address as appears on the books of the Corporation. Any notice given by telegram, cable or facsimile transmission shall be deemed to have been given when it shall have been transmitted and any notice given by mail shall be deemed to have been given three business days after it shall have been deposited in the United States mail with postage thereon prepaid.

          Whenever any notice is required to be given by law, the Certificate, or these By-laws, a written waiver thereof, signed by the person entitled to such notice, whether before or after the meeting or the time stated therein, shall be deemed equivalent in all respects to such notice to the full extent permitted by law.

          Section 5.5  Amendments.
                       -----------

          In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors, by action taken by the affirmative vote of not less than

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

nine of the twelve members of the Board of Directors then authorized, is hereby expressly authorized and empowered to adopt, amend or repeal any provision of the By-laws of this Corporation.

          Subject to the rights of the holders of any class or series of preferred stock, these By-laws may be adopted, amended or repealed by the affirmative vote of the holders of not less than 66-2/3% of the total voting power of the Voting Securities of the Corporation entitled to vote thereon; provided, however, that this paragraph shall not apply to, and no vote of the stockholders of the Corporation shall be required to authorize, the adoption, amendment or repeal of any provision of the By-laws by the Board of Directors in accordance with the preceding paragraph.

          For purposes of the Bylaws, the Letter Agreement and any portion thereof or schedule thereto may be amended, altered, modified or deleted only with the affirmative vote of not less than nine of the twelve members of the Board of Directors then authorized or by the affirmative vote of the holders of not less than 66 2/3% of the total voting power of the Voting Securities of the Corporation entitled to vote thereon.

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

                                  SCHEDULE I

                          FUNDAMENTAL BOARD DECISIONS

        Fundamental Board Decisions means any of the following actions:

               (a) the conduct by the Corporation or any person controlled by the Corporation of any business other than the Business (as defined below);

               (b) (i) any creation of (x) any additional class of capital stock of the Corporation or any person controlled by the Corporation or (y) any security having a direct or indirect equity participation in the Corporation or any person controlled by the Corporation, or (ii) the sale or issuance (whether by stock dividend, stock split, reclassification, in a public offering or otherwise) by the Corporation or any person controlled by the Corporation of shares of capital stock or warrants, options or rights to acquire shares of capital stock or securities convertible into or exchangeable for capital stock or any security having a direct or indirect equity participation in the Corporation or any person controlled by the Corporation (other than (1) shares of Common Stock or options to acquire shares of Common Stock issued to employees, officers, directors and consultants of the Corporation pursuant to commitments of the Corporation's predecessors in effect at the Effective Time, or with the approval of the Compensation Committee but only with respect to the Corporation's Common Stock and only within the limits set forth in Section 2.11(a) of the By-laws, (2) pursuant to the Rights Plan and (3) shares of Common Stock issued in any acquisition permitted by and subject to the limitations of paragraph (d) below), or (iii) any repurchases of stock in excess of $50 million in any fiscal year by the Corporation or any person controlled by the Corporation;

               (c) any acquisition by the Corporation or any person controlled by the Corporation of a business or assets (including, without limitation, an interest or participation in any person) that is not within the scope of the Business;

               (d) any acquisition by the Corporation or any person controlled by the Corporation of any business or assets (including, without limitation, an interest or participation in any person) that is within the scope of the Business if the amount involved in such acquisition (and any related transactions) plus the amount involved in all other acquisitions authorized in the same fiscal year (whether by the Board or a duly authorized officer) which were not Fundamental Board Decisions within the meaning of this subparagraph (d) equals or exceeds 2% of the Average Market Capitalization (as defined below) of the Corporation for the immediately preceding fiscal year;

               (e) any disposition of all or any part of any material intellectual property rights (all patent rights being deemed material) of the Corporation (except through non-exclusive licenses) or any person controlled by the Corporation (whether by sale or exchange, by exclusive license in any field of use, contribution to joint venture or any other arrangement that is the practical equivalent of a disposition of either any of the economic benefits of or the right to control the exploitation of any such intellectual property rights) and any pledge or encumbrance of any such intellectual property rights;

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

               (f) the entering into by the Corporation or any person controlled by the Corporation of any contracts (other than those pertaining or relating to intellectual property rights) that are exclusive as against the Corporation or any person controlled by the Corporation, except for such contracts entered into in the ordinary course of the Corporation's business and which do not involve an amount in excess of $50 million in any year;

               (g) any sale, lease, exchange or other disposition, pledge or encumbrance of any assets (including any interest or participation in any person) or of all or a part of any business of the Corporation or any person controlled by the Corporation if the amount involved in such transaction (and any related transactions) or the fair market value of the assets so disposed of, pledged or encumbered in such transaction (and any related transactions) plus the amount involved in all other such dispositions, pledges or encumbrances which were not Fundamental Board Decisions within the meaning of this subparagraph (g) and were authorized in the same fiscal year equals or exceeds 1% of the Average Market Capitalization of the Corporation for the immediately preceding fiscal year;

               (h) the entering into by the Corporation or any person controlled by the Corporation of any contract or commitments (other than for a transaction described in another clause of this Schedule) if the aggregate amount of annual expenses to be incurred by the Corporation and persons controlled by the Corporation pursuant to such contracts or commitments entered into in any fiscal year would exceed in any year of such contract or commitment the lower of (x) 1% of the Average Market Capitalization of the Corporation for the fiscal year immediately preceding the year in which such Contract or Commitment is entered into or (y) $100 million;

               (i) any amendment to or modification of any provision of the Restated Certificate of Incorporation or By-laws of the Corporation as in effect from time to time;

               (j) any merger or consolidation of the Corporation with or into any other person and any binding share exchange to which the Corporation is a party;

               (k) any merger, consolidation or binding share exchange to which any person controlled by the Corporation is a party which involves any action that constitutes a Fundamental Board Decision under any other clause of this Schedule (e.g. if it involves the acquisition of assets and the amount exceeds the applicable amount determined in accordance with clause (d) above);

               (l) the declaration or payment of any dividend or distribution by the Corporation or any person controlled by the Corporation (other than the payment of a dividend or making of a distribution to the Corporation by a wholly owned subsidiary of the Corporation), other than under the Rights Plan;

               (m) the dissolution, liquidation or winding up of (x) the Corporation or (y) any person controlled by the Corporation if, in the case of this clause (y), any action that constitutes a Fundamental Board Decision under any other clause of this Schedule is involved;

               (n) the entering into by the Corporation or any person controlled by the Corporation of any agreement or the obtaining by the Corporation or any person controlled by the Corporation of any license or franchise which purports to restrict the persons or categories of persons to whom shares of the Corporation's common stock may be transferred, or imposes or purports to impose obligations on a stockholder as such or to bind or otherwise encumber such shareholder's shares of Common Stock or any of its other assets other than the Rights Plan;

               (o) any amendment of or waiver under the Rights Plan that would extend the term or the expiration date of the Rights Plan, add any new Exempt Person (as defined in the Rights Plan) (or have the equivalent effect), or change the definition of Acquiring Person (or any defined term used in such definition) in a manner that would be adverse to any Exempt Person, or the adoption or implementation of any new plan with an intended effect equivalent to those of the Rights Plan;

               (p) the incurrence by the Corporation or any person controlled by the Corporation of indebtedness or the replacement or refinancing thereof unless after giving effect to the incurrence such indebtedness the aggregate outstanding principal amount of the indebtedness of the Corporation and all persons controlled by the Corporation would not exceed the sum of (i) $550 million and (ii) 1% of the Average Market Capitalization of the Corporation for the immediately preceding fiscal year;

               (q) any change in the accountants for the Corporation (which accountants shall initially be KPMG LLP);

               (r) the institution, settlement or abandonment of any legal action or arbitration in the name of the Corporation or any person controlled by the Corporation involving a claim or claims for equitable relief or monetary damages aggregating in excess of (i) $25 million if the Corporation is the defendant in such action or (ii) 1% of the Average Market Capitalization of the Corporation for the immediately preceding fiscal year if the Corporation is the plaintiff in such action, or involving a claim or claims by any governmental authority;

               (s) the incurrence of any capital expenditures for tangible assets in excess of $50 million in any fiscal year;

               (t) the making by the Corporation or any person controlled by the Corporation of any loan or other advance of money to any person (excluding for this purpose financing provisions contained in purchase agreements entered into in the ordinary course of business) or the guaranteeing of the obligations of any person, unless the amounts involved are less than $5 million in the aggregate outstanding at any time and such person is not an Affiliated Party (as defined below);

               (u) the adoption or change of a significant tax or accounting practice or principle of the Corporation or the making of any significant tax or accounting election by the Corporation or the adoption of any position for purposes of any tax return that will have a material adverse effect on any "United States Shareholder" (defined as a United States person who owns or is deemed to own 10% or more of the voting power of a foreign corporation) or any affiliates (within the meaning of Rule 12b-2 under the Exchange Act) of a United States Shareholder;

               (v) any transaction with an Affiliated Party (provided that the entering into of an employment agreement with or the payment of compensation to an employee of the Corporation or any person controlled by the Corporation, in his or her capacity as such, which has been duly approved by the Compensation Committee, shall not be deemed a transaction with an Affiliated Party);

               (w) any changes in the composition of the Office of the Chief Executive (i.e., the number and type of executive officers included), except as otherwise contemplated by these By-laws, or the assignment to any officer that is not a member of the Office of the Chief Executive of the powers, duties or responsibilities of a member of the Office of the Chief Executive; provided that this item shall not be deemed to prevent the delegation by an officer of the Corporation of his or her duties to a subordinate officer or employee;

               (x) any matter that by the express terms of the By-laws or the Certificate require the approval of a specified percentage of the entire Board or number of the members then authorized;

               (y) any change in the composition of or the delegation of additional powers or duties to any of the Executive Committee, Compensation Committee, Special Committee, Audit Committee, TVG Director Committee, GS Director Committee or Tie-breaking Committee or the establishment of any new committees of the Board; and

               (z) any determination pursuant to Section 2.13 of the By-laws to pay compensation to directors, other than the Independent Directors, in their capacity as such.

          For purposes hereof, the term "Affiliated Party" means any director or officer of the Corporation or any director or officer of any person controlled by the Corporation, any holder of 5% or more of the Corporation's common stock and the respective affiliates and associates (within the meaning of Rule 12b-2 under the Exchange Act) of the foregoing.

          For purposes hereof, the term "Business" shall include (subject to the following sentence) each of the following regardless of the method by which the Corporation conducts the same, and notwithstanding the fact that neither TVG nor the Corporation may or may not have been conducting the following activities:

               (a) designing, specifying, developing, publishing, distributing, operating, marketing, licensing and/or selling (and preparing and offering to do any of the foregoing) (i) program listing guides and program promotion services, whether in print or electronic form and whether passive or interactive, in any and all markets, (ii) interactive advertising, information and data services and other products and services (including news, weather, and sports information and e-commerce, but excluding full motion video programming services) ancillary to, incorporated in, accessed from within or provided, marketed or sold, in connection with any such guide, and (iii) related data broadcasting services;

               (b) designing, specifying, developing, publishing, distributing, operating, marketing, licensing and/or selling (and preparing and offering to do any of the foregoing) (i) products and services enabling sorting, selecting, recording, time shifting and/or personal storage of data, including television programming and other video and multimedia data and any other such services that will enhance the businesses described in subparagraph (a) and
(ii) interactive gaming services, including horse racing, betting and lotteries;

               (c) developing, investing in, licensing and otherwise exploiting technologies and intellectual property rights related to or useful in the businesses described in clauses (a) and (b);

               (d) the marketing and sale of program listings data to third parties to the extent not otherwise encompassed in clauses (a) or (b);

               (e) the marketing and sale of available advertising inventory on all platforms referred to in clauses (a) and (b) above;

               (f)  the marketing and distribution of superstation programming;

               (g) the marketing and distribution of direct-to-home satellite-delivered entertainment services to C-band satellite dish owners;

               (h)  the provision of information technology consulting services;

               (i) the provision of point-to-multi-point audio and data satellite transmission services;

               (j) the provision of call center based subscriber management services to multi-channel video programming providers; and

               (k) any business other than businesses described in subparagraphs (a) through (j) above that has been authorized by the Board of Directors.

          Notwithstanding the foregoing, if at any time following the Effective Time the Corporation ceases to conduct directly and indirectly any such business referenced in clauses (f) through (j) above (whether as a result of the disposition of all of the assets comprising any such business or of the Corporation's interest in the subsidiary conducting the same or otherwise) then such business shall thereupon cease to be included within the scope of the Business.

          For purposes hereof, the term "Average Market Capitalization" means one-half of the sum of the Market Capitalization of the Corporation on the first day of the relevant period and on the last day of the relevant period; provided, that with respect to the Corporation's fiscal year in which the Effective Time occurs, such term shall mean one-half of the sum of the Market Capitalization of the Corporation on the business day immediately following the Effective Time and on the last day of the Corporation's fiscal year. "Market Capitalization" means the product of the number of shares of the Corporation's common stock outstanding on the relevant date times the average of the market prices of the Corporation's common stock for the 20 consecutive trading days immediately preceding such date; provided that with respect to the relevant date which is the business day immediately following the Effective Time, the term shall mean the product of the number of shares of the Corporation's Common Stock outstanding on such date times the market price of the Corporation's common stock on such date.

          For purposes hereof, the term "Rights Plan" means the Rights Agreement, dated as of July 10, 1998, between Gemstar International Group Limited and American Stock Transfer and Trust, as rights agent, as in effect immediately following the Effective Time.*








---------------------
* If the Corporation replaces the Rights Plan with a new rights plan as contemplated by the Merger Agreement, this definition will be amended appropriately.